ACQUISITION	12 Months Ended
Dec. 31, 2022
ACQUISITION
ACQUISITION

5.ACQUISITION

Kirkland

On February 8, 2022, the Company, acquired all of the issued and outstanding shares of Kirkland in exchange for the issuance of Agnico Eagle common shares to former Kirkland shareholders, pursuant to a plan of arrangement under the Business Corporations Act (Ontario)(the “Merger”). Each Kirkland shareholder received 0.7935 of a common share of Agnico as consideration for each Kirkland share, which resulted in the issuance of 209,274,263 Agnico common shares.  Prior to the Merger, Kirkland owned and operated the Detour Lake and Macassa mines in Canada and the Fosterville mine in Australia, and also owned exploration properties in Canada and Australia. The acquisition of Kirkland increased the Company's production, mineral reserves and cash flow.

The Company determined that the Merger represented a business combination under IFRS 3 Business Combinations (“IFRS 3”), with Agnico identified as the acquirer and, as such, the Merger was accounted for using the acquisition method of accounting in accordance with IFRS 3.

The aggregate purchase consideration for the acquired assets, net of the assumed liabilities is as follows:

Fair value of common shares issued	$10,268,584
Fair value of replacement share based compensation issued	14,522
$10,283,106

The final estimates of fair value have been adjusted retrospectively to the acquisition date. Certain previously reported financial statement line items were updated to reflect the impact of the adjusted final estimates of fair value of assets acquired and liabilities assumed related to the Merger.

The following table sets out the final allocation of the purchase price to the assets acquired and liabilities assumed in the Merger based on management's previously reported preliminary estimates and adjusted final estimates of fair value.

	Preliminary(i)	Adjustments	Final
Cash and cash equivalents	$838,732	$—	$838,732
Inventories	384,678	(35,402)	349,276
Other current assets	100,094	—	100,094
Property, plant and mine development	10,086,336	341,935	10,428,271
Goodwill	1,804,459	(168,128)	1,636,331
Other assets	143,415	(1,628)	141,787
Accounts payable and accrued and other liabilities	(235,778)	—	(235,778)
Reclamation provision	(175,839)	(52,289)	(228,128)
Deferred income and mining tax liabilities	(2,639,353)	(84,488)	(2,723,841)
Other liabilities	(23,638)	—	(23,638)
Total assets acquired, net of liabilities assumed	$10,283,106	$—	$10,283,106

Notes:

(i) Estimates of the fair value of assets acquired and liabilities assumed are presented as reported in the Company's condensed interim consolidated financial statements as at March 31, 2022.

Goodwill represents the expected value of operational synergies and additional exploration potential arising from the Merger. None of the goodwill is expected to be deductible for income and mining tax purposes.

The Company incurred acquisition-related and severance costs of $95.0 million in the year ended December 31, 2022 which are recorded in the other expenses line of the consolidated statements of income.

The results of operations, cash flows and net assets of Kirkland have been consolidated with those of the Company from February 8, 2022. For the year ended December 31, 2022, Kirkland contributed revenue of $2,161.1 million and earnings before income and mining taxes of $799.2 million. Total consolidated revenue and earnings before income and mining taxes of the Company for the year ended December 31, 2022, were $5,741.2 million and $1,115.4 million, respectively. If the acquisition of Kirkland had taken place on January 1, 2022, pro forma total consolidated revenue and income before income and mining taxes for the Company would have been approximately $5,795.1 million and $1,131.1 million, respectively, for the year ended December 31, 2022.

TMAC Resources (“TMAC”)

On February 2, 2021, the Company completed the acquisition of all the issued and outstanding common shares and equity instruments exchangeable for common shares of TMAC under a plan of arrangement pursuant to the Business Corporations Act (Ontario). TMAC owned and operated the Hope Bay mine, and also owned exploration properties in the Kitikmeot region of Nunavut.

Management determined that the assets and processes comprised a business and therefore accounted for the transaction as a business combination using the acquisition method of accounting. The aggregate purchase consideration for the acquired assets, net of the liabilities assumed is as follows:

Purchase of TMAC common shares for C$2.20 per share	$225,580

A fair value approach was applied by management in developing estimates of the amounts of identifiable assets of TMAC acquired and liabilities assumed.

The final estimates of fair value have been adjusted retrospectively to the acquisition date. Certain previously reported financial statement line items for the three months ended March 31, 2021 were updated to reflect the impact of the adjusted final estimates of fair value of assets acquired and liabilities assumed related to the acquisition of TMAC.

The following table sets out the allocation of the purchase price to the assets acquired and liabilities assumed based on management’s previously reported preliminary estimates and adjusted final estimates of fair value.

	Preliminary(i)	Adjustments	Final
Cash and cash equivalents	$39,682	$—	$39,682
Restricted cash	21,796	—	21,796
Inventories	84,576	—	84,576
Other current assets	2,028	—	2,028
Property, plant and mine development	206,507	(23,397)	183,110
Deferred income tax asset	109,700	23,397	133,097
Accounts payable and accrued and other liabilities (ii)	(84,805)	—	(84,805)
Advance due to Agnico Eagle	(105,000)	—	(105,000)
Reclamation provision	(48,904)	—	(48,904)
Total assets acquired, net of liabilities assumed	$225,580	$—	$225,580

Notes:

(i)	Preliminary estimates of the fair value of assets acquired and liabilities assumed are presented as reported in the Company’s condensed interim consolidated financial statements as at March 31, 2021.
(ii)	Included $50.0 million payable to repurchase the Hope Bay 1.5% net smelter return royalty.

Immediately prior to the closing of the transaction and in accordance with its terms, TMAC’s long-term debt was repaid and the Company partially funded the repayment. The acquisition also triggered a one-time option for TMAC to buy-back a 1.5% net smelter return royalty on the Hope Bay property from Maverix Metals Inc. for $50.0 million, which was exercised prior to closing, with the payment made shortly after the acquisition date.

The Company incurred acquisition-related costs of $2.9 million which were recorded in other expenses in the consolidated statements of income for the year ended December 31, 2021.